Client Name:
Client Project Name:	CIM 2023-R2
Start - End Dates:	10/3/2018 - 5/10/2019
Deal Loan Count:	154

Waived Conditions Summary

Review Scope	Category	Code	Description	Count
Credit	Terms/Guidelines	CRDTER110	Loan amount exceeds guideline maximum	1
Credit	Credit/Mtg History	CRDCRMH149	Missing support docs for VOM/VOR (e.g. cancelled checks)	2
Credit	LTV/CLTV	CRDLTV3026	LTV Exceeds Guideline Requirement by at least 5%, but less than 10%	1
Credit	Assets	CRDAST2670	Asset documentation is insufficient per guideline requirements	1
Compliance	RESPA	CMPRESPA2698	RESPA - List of homeowners counseling organizations not in file	1
Total				6

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